                               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                  (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section240.14a-11(c) or
     Section240.14a-12

                                THE LEGENDS FUND, INC.
                   -----------------------------------------------
                  (Name of Registrant as Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.

          ---------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     5)   Total Fee Paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ---------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     3)   Filing Party:

          ---------------------------------------------------------------------

     4)   Date Filed:

          ---------------------------------------------------------------------

                                THE LEGENDS FUND, INC.
                          ZWEIG ASSET ALLOCATION PORTFOLIO
                         ZWEIG EQUITY (SMALL CAP) PORTFOLIO
                               515 West Market Street
                             Louisville, Kentucky 40202
                        ------------------------------------

                     Notice of Special Meeting of Shareholders
                        ------------------------------------

To the Shareholders of the Zweig Asset Allocation Portfolio and the Zweig Equity (Small Cap) Portfolio of The Legends Fund, Inc.:

     A special meeting of shareholders of the Zweig Asset Allocation Portfolio and the Zweig Equity (Small Cap) Portfolio (each a "Portfolio," and collectively, the "Portfolios"), each a series of The Legends Fund, Inc. (the "Fund"), will be held at 515 West Market Street, Louisville, Kentucky 40202, on March 30, 1999 at 3:00 p.m., Eastern Time (the "Meeting"). The purpose of the Meeting is:

     (1) (a) to approve or disapprove a new sub-advisory agreement between Integrity Capital Advisors, Inc. and Zweig/Glaser Advisers with respect to each Portfolio; and

          (b) to approve or disapprove a new sub-advisory servicing agreement by and among Zweig/Glaser Advisers, certain of its affiliates and Zweig Consulting LLC with respect to each Portfolio; and

     (2) to transact such other matters as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of the Fund has fixed the close of business on February 19, 1999 as the record date for determining the number of shares outstanding and the contract holders entitled to give voting instructions with respect to each Portfolio.

                                   By Order of the Board of Directors,

                                   Kevin L. Howard
                                   Secretary

February 26, 1999

EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIOS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED.

                                THE LEGENDS FUND, INC.
                          ZWEIG ASSET ALLOCATION PORTFOLIO
                         ZWEIG EQUITY (SMALL CAP) PORTFOLIO
                                515 West Market Street
                              Louisville, Kentucky 40202
                        -----------------------------------

                                   PROXY STATEMENT
                           Special Meeting of Shareholders
                             March 30, 1999 at 3:00 p.m.
                         ------------------------------------


     THE BOARD OF DIRECTORS OF THE LEGENDS FUND, INC. (THE "FUND") SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ZWEIG ASSET ALLOCATION PORTFOLIO AND ZWEIG EQUITY (SMALL CAP) PORTFOLIO (EACH A "PORTFOLIO," AND COLLECTIVELY THE "PORTFOLIOS") (THE "MEETING"). The Meeting is scheduled to be held at 515 West Market Street, Louisville, Kentucky 40202, on March 30, 1999 at 3:00 p.m. As described in more detail below, the Meeting is being called for the following purposes:

     (1) (a) to approve or disapprove a new sub-advisory agreement between Integrity Capital Advisors, Inc. (the "Manager") and Zweig/Glaser Advisers with respect to each Portfolio; and

          (b) to approve or disapprove a new sub-advisory servicing agreement by and among Zweig/Glaser Advisers, certain of its affiliates and Zweig Consulting LLC ("Zweig Consulting") with respect to each Portfolio; and

     (2) to transact such other matters as may properly come before the Meeting or any adjournment thereof.

     The Fund was incorporated in Maryland on July 22, 1992, under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of four investment portfolios. Shares of the portfolios are offered to separate accounts ("Separate Accounts") of Integrity Life Insurance Company ("Integrity") and National Integrity Life Insurance Company ("National Integrity"), a wholly-owned subsidiary of Integrity, for the investment of contributions under certain variable annuity contracts ("contracts") issued by Integrity and National Integrity.

     This Proxy Statement is being furnished on or about February 26, 1999 on behalf of the Board of Directors of the Fund to the shareholders of the Portfolios for their use in obtaining voting instructions from the contract holders on the proposals to be considered at the Meeting. The Board of Directors has fixed the close of business on February 19, 1999 as the record date (the "Record Date") for determining the number of shares outstanding and the contract holders entitled to give voting instructions to Integrity and National Integrity.

     At the Record Date, the total number of shares of the Portfolios outstanding were as follows:



----------------------------------------------------------------------------------------------
                                                                                   APPROXIMATE
                                                                                   PERCENTAGE
                                                 APPROXIMATE        SHARES HELD    HELD BY
                    TOTAL         SHARES HELD    PERCENTAGE         BY SEPARATE    SEPARATE
                    NUMBER OF     BY SEPARATE    HELD BY SEPARATE   ACCOUNT II OF  ACCOUNT II
                    SHARES        ACCOUNT II     ACCOUNT II         NATIONAL       OF NATIONAL
 PORTFOLIO          OUTSTANDING   OF INTEGRITY   OF INTEGRITY       INTEGRITY      INTEGRITY
----------------------------------------------------------------------------------------------
 Zweig Asset
 Allocation         1,992,624.974 1,618,655.19   81%                373,969.784    19%
----------------------------------------------------------------------------------------------
 Zweig Equity
 (Small Cap)        739,078.001   568,651.593    77%                170,426.408    23%
----------------------------------------------------------------------------------------------


     As of the Record Date, no person or "group" (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules thereunder) was known to the Fund to have allocated contributions under variable annuity contracts such that, upon the pass-through of voting rights by Integrity and National Integrity, such person or group would have the right to give voting instructions with respect to more than 5% of the outstanding shares of either Portfolio, with the following exception: Sheet Metal Workers Local 84 has the right to give voting instructions with respect to approximately 5.9% of the outstanding shares of the Zweig Equity (Small
Cap) Portfolio. The address of Sheet Metal Workers Local 84 is 810 W. Washington Boulevard, Chicago, Illinois 60607. The Directors and officers of the Fund, both individually and as a group, own less than 1% of each Portfolio's outstanding shares.

     The Fund expects that the solicitation of voting instructions from contract holders will be made by mail, and solicitation also may be made by telephone communications from employees of the Manager or its affiliates, who will not receive compensation for such services. All costs of the Meeting and soliciting proxies will be borne by Zweig/Glaser Advisers.

     Integrity and National Integrity, the holders of record of shares of the Portfolios, are required to "pass through" to their contract holders the right to vote shares of the Portfolios. The Fund expects that Integrity and National Integrity will solicit voting instructions from their contract holders and that Integrity and National Integrity will vote 100% of the shares of each Portfolio held by their respective Separate Accounts. Integrity and National Integrity will vote shares of each Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a proposal. Unmarked voting instructions from contract holders will be voted in favor of a proposal. Integrity and National Integrity, as record shareholders of each Portfolio, may adjourn the Meeting with respect to one or both Portfolios for a period or periods of not more than 60 days in the aggregate with respect to a Portfolio if necessary to obtain additional voting instructions from contract holders. The cost of preparing and distributing to contract holders additional proxy materials if required in connection with any adjournment will be borne by Zweig/Glaser Advisers.

     Proxies executed by shareholders may be revoked by a written instrument received by the Secretary of the Fund at any time before they are exercised, by the delivery of a later-dated proxy or by attendance at the Meeting and voting in person. Pursuant to the Fund's Articles of Incorporation, the presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote at a meeting with respect to a Portfolio shall constitute a quorum for the transaction of business by that Portfolio at such meeting.

     All information in the Proxy Statement about Zweig/Glaser Advisers has been provided by Zweig/Glaser Advisers and all information in the Proxy Statement about the Manager and ARM Financial Group, Inc. ("ARM") has been provided by the Manager and ARM.

EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIOS BY FILLING IN, DATING AND SIGNING THE VOTING INSTRUCTIONS CARD FOR THE PORTFOLIOS AND RETURNING THE CARD IN THE RETURN ENVELOPE PROVIDED.

                                   PROPOSAL No. 1
                    APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT
                        AND SUB-ADVISORY SERVICING AGREEMENT
                          ZWEIG ASSET ALLOCATION PORTFOLIO
                         ZWEIG EQUITY (SMALL CAP) PORTFOLIO

     Zweig/Glaser Advisers serves as sub-adviser to each Portfolio. Phoenix Investment Partners, Ltd., a Delaware corporation ("Phoenix"), entered into an agreement dated as of December 15, 1998 (the "Acquisition Agreement") with Zweig/Glaser Advisers, Euclid Advisors LLC, Zweig Advisors Inc., Zweig Total Return Advisors, Inc. and Zweig Securities Corp. (collectively, the "Zweig Group") and the equityholders of the Zweig Group, pursuant to which the Zweig Group will be acquired by Phoenix (the "Acquisition"). The Acquisition is scheduled to be consummated on or about March 1, 1999 (the "Closing Date").

     Consummation of the Acquisition will constitute an "assignment," as that term is defined in the 1940 Act, of the existing sub-advisory agreements between the Manager and Zweig/Glaser Advisers with respect to the Portfolios (each a "Current Sub-Advisory Agreement," and collectively the "Current Sub-Advisory Agreements") because of the change of "control" (within the meaning of the 1940
Act) of Zweig/Glaser Advisers. As required by the 1940 Act, each Current Sub-Advisory Agreement provides for its automatic termination in the event of its assignment. Accordingly, each Current Sub-Advisory Agreement will terminate on the Closing Date. It is proposed that new sub-advisory agreements between the Manager and Zweig/Glaser Advisers (each a "New Sub-Advisory Agreement," and collectively the "New Sub-Advisory Agreements"), be approved by the respective shareholders of each Portfolio. A new sub-advisory servicing agreement by and among Zweig/Glaser Advisers, Zweig Total Return Advisors, Inc. and Zweig Advisors Inc. (collectively, the "Advisers") and Zweig Consulting (the "Servicing Agreement," and collectively with the New Sub-Advisory Agreements, the "New Agreements," and each a "New Agreement") is also being submitted for approval by shareholders of each Portfolio. See "Dr. Martin E. Zweig and The Servicing Agreement" below. The New Sub-Advisory Agreement and Servicing Agreement with respect to a Portfolio will take effect only upon receipt of shareholder approval of both New Agreements. Copies of forms of a New Sub-Advisory Agreement and the Servicing Agreement are attached hereto as Exhibits A and B, respectively.

     Zweig/Glaser Advisers has applied for an order of exemption (the "Order") from the Securities and Exchange Commission (the "SEC") in connection with the Acquisition. Zweig/Glaser Advisers has agreed to continue to provide sub-advisory services with respect to each Portfolio during the period from the Closing Date through the date of approval of the New Agreements by the Portfolio's shareholders (the "Interim Period"). Under the terms of the Order, if it is granted prior to the Closing Date, the Manager will escrow all sub-advisory fees due to Zweig/Glaser Advisers for its services during the Interim Period. If the Order is granted and shareholders approve the New Agreements at the Meeting, Zweig/Glaser Advisers will be entitled to receive the escrowed fees. If shareholders do not approve such

Agreements, the escrowed fees will be returned to the Portfolio, and the Manager will need to find a new sub-adviser for the Portfolio. If the Closing Date precedes issuance of the Order, Zweig/Glaser Advisers will continue to serve as sub-adviser after the Closing Date and prior to the issuance of the Order in a manner consistent with its fiduciary duties. Each Portfolio would be required to pay for such services during such period no more than the actual out-of-pocket costs to Zweig/Glaser Advisers for providing sub-advisory services.

     After completion of the Acquisition, Phoenix may determine to cause Zweig/Glaser Advisers to be merged or otherwise combined with the other investment advisers in the Zweig Group into a single existing or newly-created wholly owned subsidiary of Phoenix that is or would be a registered investment adviser. Although such a merger or combination may involve a transfer of the New Agreements to such subsidiary, such a transfer would not involve a change in the identity of the persons in control of Zweig/Glaser Advisers or Zweig Consulting and, therefore, should not constitute an "assignment" resulting in the automatic termination of the New Agreements. In order to avoid any question, however, the approval by shareholders of the Portfolios of the New Agreements at the Meeting will also be deemed to constitute approval of the continuation of the New Agreements with any subsidiary of Phoenix that becomes the successor to Zweig/Glaser Advisers.

THE CURRENT SUB-ADVISORY AGREEMENTS AND THE NEW SUB-ADVISORY AGREEMENTS

     Zweig/Glaser Advisers has served as sub-adviser to each Portfolio since its inception in 1992. Each Current Sub-Advisory Agreement is dated July 10, 1998, and was last approved by shareholders of each Portfolio on July 10, 1998, in connection with the termination of a prior sub-advisory agreement, brought about by a change in control of the Manager. On July 10, 1998, each Portfolio's shareholders also approved the current management agreement between the Fund, on behalf of the Portfolio, and the Manager, and ratified an interim advisory agreement between the Fund, on behalf of the Portfolio, and Zweig/Glaser Advisers pursuant to which Zweig/Glaser Advisers rendered advisory services directly to the Portfolio during the period from May 8, 1998 through July 10, 1998. Prior thereto, on October 30, 1997, shareholders approved a new management agreement and sub-advisory agreement with respect to each Portfolio in connection with a reallocation of sub-advisory fees payable by the Manager to Zweig/Glaser Advisers.

     Pursuant to the investment management agreement between the Fund and the Manager, the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio compensate the Manager at the annual rate of .90% and 1.05% of average daily net assets, respectively. Pursuant to the Current Sub-Advisory
Agreements, the Manager compensates Zweig/Glaser at the annual rate of .65% and
 .80% of the average daily net assets of the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio, respectively. The rate of compensation payable by each Portfolio to the Manager is not being changed. In addition, the rate of compensation payable by the Manager to Zweig/Glaser Advisers under the New Sub-Advisory Agreements will be at the same rate of compensation as under the Current Sub-Advisory Agreements. The material terms of the Current and New Sub-Advisory Agreements, which are substantially the same, are summarized below.

     For the fiscal year ended June 30, 1998, the sub-advisory fees paid to Zweig/Glaser Advisers were $312,874 and $111,641 for the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio, respectively.

OTHER MATERIAL TERMS OF THE CURRENT SUB-ADVISORY AGREEMENTS AND NEW SUB-ADVISORY AGREEMENTS

     The terms of the New Sub-Advisory Agreements are the same in all material respects as the terms of the Current Sub-Advisory Agreements, except that (i) under the New Sub-Advisory Agreements, Zweig/Glaser Advisers will retain the services of Zweig Consulting pursuant to the Servicing Agreement, the terms of which are described below under "Dr. Martin E. Zweig and The Servicing Agreement," and (ii) the effective and termination dates differ. Zweig/Glaser Advisers has advised that there will be no material change in the investment advisory services rendered or in the personnel who will render such services with respect to each Portfolio under the New Agreements. The following is a summary of the material terms of the New Sub-Advisory Agreements and Current Sub-Advisory Agreements (each, a "Sub-Advisory Agreement"):

     ADVISORY SERVICES. Zweig/Glaser Advisers will provide a continuous investment program for each Portfolio, including investment research with respect to all securities and investments and cash equivalents in the Portfolio. Under the New Sub-Advisory Agreements, Zweig/Glaser Advisers may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations, for the purpose of providing statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities or such other information, advice or assistance as Zweig/Glaser Advisers may deem necessary, appropriate or convenient for the discharging of its obligations as Sub-Adviser. This provision authorizes Zweig/Glaser Advisers to enter into the Servicing Agreement for the benefit of the Portfolios. The Current Sub-Advisory Agreements do not contain a similar provision.

     PAYMENT OF SUB-ADVISORY EXPENSES. Zweig/Glaser Advisers agrees to assume and pay all of the costs and expenses of performing its obligations thereunder. As discussed below, Zweig/Glaser Advisers and not the Portfolios will compensate Zweig Consulting for its services under the Servicing Agreement.

     LIMITATION OF LIABILITY. Zweig/Glaser Advisers and any of its affiliated persons will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the respective Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the sub-adviser's duties, or by reason of reckless disregard of the sub-adviser's obligations and duties thereunder.

     EXCLUSIVITY OF SERVICES AND USE OF NAMES. The New Sub-Advisory Agreement reflects that the Portfolios may continue to use the name "Zweig," in their names, subject to certain conditions set forth therein, following consummation of the Acquisition.

     TERM. Each New Sub-Advisory Agreement will continue after an initial two-year term from year to year, provided that its continuation is annually approved by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act) or by vote of a majority of the Directors of the Fund, as well as, in either case, by vote of a majority of the Directors who are not parties to, or interested persons of any parties to, the Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     TERMINATION; ASSIGNMENT. Each Sub-Advisory Agreement provides that it may be terminated at any time without penalty upon 60 days' written notice by Zweig/Glaser Advisers, the Manager, the Directors of the Fund, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). Each Agreement also provides that it will automatically terminate in the event of its assignment (as defined in the 1940 Act) or termination of the investment management agreement between the Fund and the Manager.

INFORMATION ABOUT ZWEIG/GLASER ADVISERS

     Zweig/Glaser Advisers is a partnership of Glaser Corp., which is controlled by Eugene J. Glaser, and Zweig Management Corp., which is controlled by Dr. Martin E. Zweig ("Dr. Zweig"). Following completion of the

Acquisition, Dr. Zweig will provide his services pursuant to the Servicing Agreement. The address of Zweig/Glaser Advisers, Glaser Corp. and Zweig Management Corp. each is 900 Third Avenue, New York, NY 10022. The names and principal occupations of the principal executive officers and shareholders of the corporate partners of Zweig/Glaser Advisers are set forth below. The address of each, as it relates to his or her duties with Zweig/Glaser Advisers, is the same as that of Zweig/Glaser Advisers.

--------------------------------------------------------------------------------
NAME                                  PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Eugene J. Glaser*...   President, Zweig/Glaser Advisers and Euclid Advisors
                       LLC; President and Director, Zweig Securities Corp.;
                       Director, The Zweig Fund, Inc. and The Zweig Total
                       Return Fund, Inc.; and Chairman, President, CEO and
                       Trustee, Euclid Mutual Funds
--------------------------------------------------------------------------------
Martin E. Zweig*.....  Chairman, Zweig/Glaser Advisers and Euclid Advisors
                       LLC; Managing Director, Zweig-DiMenna Associates LLC;
                       President and Director, Gotham Advisors, Inc., Zweig
                       Total Return Advisors, Inc. and Zweig Advisors Inc.;
                       Shareholder, Zweig Securities Corp. and Watermark
                       Securities, Inc.; Chairman, President and Director, The
                       Zweig Total Return Fund, Inc. and The Zweig Fund, Inc.;
                       President and Director, Zweig-DiMenna International
                       Managers, Inc.; and President, Zweig Associates, Inc.,
                       and Zweig Consulting LLC
--------------------------------------------------------------------------------
David Katzen.........  Senior Vice President, Zweig/Glaser Advisers; Executive
                       Vice President, Euclid Advisors LLC; Vice President,
                       Zweig Advisors Inc.; and Executive Vice President and
                       Trustee, Euclid Mutual Funds
--------------------------------------------------------------------------------
Charles I. Leone.....  First Vice President and Chief Financial Officer,
                       Zweig/Glaser Advisers; Treasurer and Assistant
                       Secretary, Euclid Advisors LLC; First Vice President,
                       Chief Financial Officer
--------------------------------------------------------------------------------


                                          11

--------------------------------------------------------------------------------
NAME                                  PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
                       and Assistant Secretary, Zweig
                       Securities Corp.; and First Vice President and
                       Assistant Secretary, Euclid Mutual Funds
--------------------------------------------------------------------------------
Barry M. Mandinach...  Executive Vice President, Zweig Securities Corp.;
                       Senior Vice President, Zweig/Glaser Advisers and Euclid
                       Advisors LLC; and First Vice President, Euclid Mutual
                       Funds
--------------------------------------------------------------------------------
Carlton B. Neel......  First Vice President, Zweig/Glaser Advisers; and
                       Portfolio Manager, Zweig Advisors Inc. and Zweig Total
                       Return Advisors, Inc.; and former Vice President, J.P.
                       Morgan
--------------------------------------------------------------------------------
Alfred J. Ratcliffe..  First Vice President, Zweig/Glaser Advisers; First Vice
                       President, Treasurer, Principal Accounting Officer and
                       Assistant Secretary, Euclid Mutual Funds; and former
                       Vice President, The Bank of New York
--------------------------------------------------------------------------------
Marc Baltuch.........  First Vice President and Secretary, Zweig/Glaser
                       Advisers and Euclid Advisors LLC; First Vice President,
                       Chief Compliance Officer, Secretary and Director, Zweig
                       Securities Corp.; Chief Compliance Officer and
                       Assistant Secretary, Zweig Advisors Inc. and Zweig
                       Total Return Advisors, Inc.; President and Director,
                       Watermark Securities, Inc.; Assistant Secretary, Gotham
                       Advisors, Inc.; and Secretary, Euclid Mutual Funds
--------------------------------------------------------------------------------
Annemarie Gilly......  First Vice President, Zweig/Glaser Advisers, Euclid
                       Advisors LLC, Zweig Securities Corp. and Euclid Mutual
                       Funds, Director, The Zweig Fund, Inc. and The Zweig
                       Total Return Fund, Inc.
--------------------------------------------------------------------------------
Jeffrey Lazar........  Vice President, Treasurer and Director, The Zweig Fund,
                       Inc. and the Zweig Total
--------------------------------------------------------------------------------


                                          12

--------------------------------------------------------------------------------
NAME                                  PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
                       Return Fund, Inc.; and Vice
                       President, Treasurer and Secretary, Zweig Advisors Inc.
                       and Zweig Total Return Advisors, Inc.
--------------------------------------------------------------------------------

* Upon the consummation of the Acquisition, Dr. Zweig will no longer hold positions with Zweig/Glaser Advisers, but will provide through Zweig Consulting LLC the same services with respect to the Portfolios as he currently provides. See "Dr. Martin E. Zweig and The Servicing Agreement" below. Furthermore, Philip R. McLoughlin, Chairman and CEO of Phoenix, will become Chairman and CEO
of Zweig/Glaser Advisers, and Eugene J. Glaser will remain as President.   Mr.
McLoughlin's occupational and address information are set forth below under "Information Concerning Phoenix."

     Zweig/Glaser Advisers serves as investment adviser to the following other investment company having a similar investment objective to the Zweig Asset Allocation Portfolio:

--------------------------------------------------------------------------------
                                                      NET ASSETS OF OTHER FUND
        OTHER FUND               ANNUAL FEE RATE            (IN MILLIONS)
--------------------------------------------------------------------------------
 Zweig Strategy Fund                  0.75%                    $916.8*
--------------------------------------------------------------------------------

* As of December 31, 1998.

     Zweig/Glaser Advisers serves as investment adviser to the following other investment company having a similar investment objective to the Zweig Equity (Small Cap) Portfolio:

--------------------------------------------------------------------------------
                                                      NET ASSETS OF OTHER FUND
        OTHER FUND               ANNUAL FEE RATE            (IN MILLIONS)
--------------------------------------------------------------------------------



                                          13

--------------------------------------------------------------------------------
 Zweig Appreciation Fund              1.00%                    $475.8*
--------------------------------------------------------------------------------

* As of December 31, 1998.

AFFILIATED BROKERS

     Zweig/Glaser Advisers is affiliated with one or more registered broker-dealers. From time to time, a portion of each Portfolio's brokerage transactions may be conducted with such broker-dealers, subject to policies established by the Fund's Board to ensure that all brokerage commissions paid to such broker-dealers by the Portfolios with which it is affiliated are fair and reasonable. For the fiscal year ended June 30, 1998, the Fund paid $583 and $16.50 in brokerage commissions with respect to the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio, respectively, to Zweig Securities Corp. ("Zweig Securities"), a registered broker-dealer, which is under common control with Zweig/Glaser Advisers and, therefore, is an affiliated person of Zweig/Glaser Advisers. For the fiscal year ended June 30, 1998, the brokerage commissions paid to Zweig Securities as a percentage of the aggregate brokerage commissions paid by the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio was approximately 1.3% and 0.1%, respectively.

INFORMATION CONCERNING PHOENIX

     The following information concerning Phoenix and the Acquisition has been provided to the Fund by Phoenix.

     Phoenix is a large, diversified financial services organization and is a 60% owned subsidiary of Phoenix Home Life Mutual Insurance Company. Through its operating subsidiaries and affiliates, Phoenix provides a variety of investment products and services to investors throughout the United States and abroad. Phoenix provides management, administrative and distribution services for 54 mutual funds, as well as individual and institutional clients. As of December 31, 1998, Phoenix had over $53 billion in assets under management. The Phoenix mutual funds are distributed through a network of broker-dealers, financial planners and investment advisers. Phoenix is headquartered in Hartford, Connecticut, and its common stock is listed on the New York Stock Exchange, symbol: PXP.

     The names, addresses and principal occupations of the principal executive officers of Phoenix, which is located at 56 Prospect Street, Hartford, Connecticut 06115, are as follows. The address of each individual, as it relates to his duties at Phoenix, is the same as that of Phoenix.


--------------------------------------------------------------------------------
NAME AND ADDRESS          PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Philip R. McLoughlin....  Chairman of the Board and Chief Executive Officer of
                          Phoenix since May 1997.  Before that, Mr. McLoughlin
                          was Vice Chairman of the Board and Chief Executive
                          Officer of Phoenix.  He has also been a Director of
                          Phoenix Home Life since February 1994 and has been
                          employed by Phoenix Home Life as Executive Vice
                          President - Investment since December 1988.  In
                          addition, Mr. McLoughlin serves as President of
                          Phoenix Equity Planing Corporation ("PEPCO"),
                          Chairman of the Phoenix Investment Counsel, Inc. and
                          Chairman and Chief Executive Officer of National
                          Securities & Research Corporation.  He also is a
                          member of the Board of Directors of Duff & Phelps
                          Utilities Tax-Free Income Inc. and Duff & Phelps
                          Utility and Corporate Bond Trust, Inc.  Mr.
                          McLoughlin also serves as President and as a
                          Director or Trustee of the Phoenix Funds, Phoenix
                          Duff & Phelps Institutional Mutual Funds and
                          Phoenix-Aberdeen Series Fund.  He is also a Director
                          of PM Holdings, Phoenix Charter Oak Trust Company,
                          The Word Trust, a Luxembourg closed-end fund, The
                          Emerging World Trust Fund, a Luxembourg closed-fund,
                          and PXRE Corporation, a publicly traded corporation,
                          and its wholly owned subsidiary, PXRE Reinsurance
                          Company.
--------------------------------------------------------------------------------
Calvin J. Pedersen......  A member of the Board of Directors of Phoenix since
                          1992 and President of Phoenix since July 1993.  From
                          January 1992 to July 1993, Mr. Pedersen served as an
                          Executive Vice President of Phoenix.  Mr. Pedersen
                          was also an Executive Vice President of Duff &
                          Phelps, Inc., the former parent of Phoenix's
                          operating subsidiaries, from 1988 until its
                          dissolution in 1992.  Mr. Pedersen is also President
                          and Chief Executive Officer of Duff & Phelps
                          Utilities Income Inc., Duff & Phelps
--------------------------------------------------------------------------------


                                          15

--------------------------------------------------------------------------------
NAME AND ADDRESS          PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
                          Utilities Tax-Free Income Inc., and Duff & Phelps
                          Utility and Corporate Bond Trust Inc. and serves as a
                          Director or Trustee of the Phoenix Funds, Phoenix Duff
                          & Phelps Institutional Mutual Funds and Phoenix-
                          Aberdeen Series Fund.
--------------------------------------------------------------------------------
Michael E. Haylon.......  Executive Vice President of Phoenix since November
                          1, 1995.  From February 1993 to November 1, 1995,
                          Mr. Haylon was Senior Vice President Securities
                          Investments Phoenix Home Life.  Mr. Haylon is also
                          President of Phoenix Investment Counsel, Inc.,
                          Executive Vice President of National Securities &
                          Research Corporation and Executive Vice President of
                          the Phoenix Funds, Phoenix Duff & Phelps
                          Institutional Mutual Funds and Phoenix-Aberdeen
                          Series Fund.  Mr. Haylon also serves as a member of
                          the Board of Directors of Phoenix Investment
                          Counsel, Inc., PEPCO and National Securities &
                          Research Corporation.
--------------------------------------------------------------------------------
John F. Sharry..........  Executive Vice President of Phoenix since January
                          1998.  From 1995 through 1997 Mr. Sharry was
                          Managing Director, Retail, Phoenix Equity Planning
                          Corporation.  Mr. Sharry is also Executive Vice
                          President of the Phoenix Funds and Phoenix-Aberdeen
                          Series Fund.  Previously Mr. Sharry was Managing
                          Director and National Sales Manager of Putnam Funds
                          from Decembe4r 1992 through 1994.
--------------------------------------------------------------------------------
Thomas N. Steenburg       Senior Vice President of Phoenix since January 1999.
                          From 1995 through 1998 Mr. Steenburg was Vice
                          President and Counsel of Phoenix, and from 1991
                          through 1994 he was Counsel to Phoenix Home Life
                          Mutual Insurance Company.  He is Vice President and
                          Counsel to PEPCO.  Mr. Steenburg also serves as
                          General Counsel to Seneca Capital management LLC and
                          to Roger Engemann & Associates, Inc., and as
                          Executive Vice President of Duff & Phelps Investment
                          Management Co.  Mr. Steenburg serves as Secretary or
                          Assistant Secretary to each of the Phoenix Funds,
                          Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                          Institutional Mutual Funds, Phoenix-Seneca Funds,
                          Phoenix-Engemann Funds, Duff & Phelps Utilities Tax-
                          Free Income Inc. and Duff & Phelps Utility and
                          Corporate Bond Trust Inc.
--------------------------------------------------------------------------------
William R. Moyer........  Senior Vice President and Chief Financial Officer of
                          Phoenix since 1995.  Mr. Moyer is also the Chief
                          Financial Offer and a Senior Vice President of
                          PEPCO, National Securities & Research Corporation
                          and Phoenix Investment Counsel, Inc. In addition,
                          Mr. Moyer also serves as Treasurer of National
                          Securities & Research Corporation and Phoenix
                          Investment Counsel, Inc., Mr. Moyer also is a Vice
                          President of each of the Phoenix Funds, the Phoenix-
                          Aberdeen Series Fund and the Phoenix Duff & Phelps
                          Institutional Mutual Funds.
--------------------------------------------------------------------------------

INFORMATION CONCERNING THE ACQUISITION

     Zweig/Glaser Advisers and the other member companies of the "Zweig Group" and the equityholders of the Zweig Group entered into the Acquisition Agreement with Phoenix dated as of December 15, 1998. The Acquisition Agreement provides that the purchase price for the Zweig Group is to be $135 million, subject to upward and downward price adjustments that could cause the present value (at a 12% discount rate) of the ultimate purchase price as of the Closing Date to be as much as $164 million.

     The obligation of Phoenix to close the Acquisition is subject to various conditions and requirements, including filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and obtaining approvals of investment management agreements and the Servicing Agreement by the board and shareholders of investment companies that are managed by Zweig/Glaser Advisers other than the Fund. As a condition to the completion of the Acquisition, the Servicing Agreement shall have been entered into by Zweig/Glaser Advisers and the other Advisers and Zweig Consulting.

     In addition, pursuant to the Acquisition Agreement, Eugene Glaser, David Katzen, Barry Mandinach, Jeffrey Cerutti, Carlton Neel and Jeffrey Lazar have entered into three-year employment agreements, effective upon the Closing Date, for the continuation of their employment with Zweig/Glaser Advisers. The agreements each provide that the employee's responsibilities shall be commensurate with his responsibilities prior to the closing and that he may hold such other positions with Zweig/Glaser Adviser to which he may be elected or appointed during the term of the agreement, subject to the employee's consent. Each agreement also provides for both salary and annual incentive compensation, certain benefits, confidentiality provisions, covenants not to compete and severance payments. Upon consummation of the Acquisition, Dr. Zweig and Mr. Glaser will also enter into five-year noncompetition agreements.

DR. MARTIN E. ZWEIG AND THE SERVICING AGREEMENT

     The Servicing Agreement is by and among Zweig/Glaser Advisers, the other Advisers and Zweig Consulting, a New York limited liability company. The Advisers have historically had access to the advice and consulting services of Dr. Martin E. Zweig and his associates. In order to continue that advisory and consulting relationship after the Acquisition, the Advisers will enter into a Servicing Agreement with Zweig Consulting for the services of Dr. Zweig and his research associates ("Associates"). After completion of the Acquisition, and subject to shareholder approval, the Portfolios will continue to receive the investment advisory services of Dr. Zweig and his Associates through the Servicing Agreement rather than through their current positions.

     Dr. Zweig is President or Chairman of investment advisory firms that, as of December 31, 1998, managed over $8 billion of assets, of which approximately half are in publicly traded closed-end investment companies and open-end mutual funds.

     Pursuant to the Servicing Agreement, Dr. Zweig and his Associates agree to continue to devote their skill and time, consistent with the practices of Dr. Zweig and his Associates prior to the closing of the Acquisition, to the business and affairs of Zweig/Glaser Advisers and the other Advisers and to the promotion of the Advisers' interests, in particular, performing asset allocation research analysis and providing advice thereon at a level and in a manner consistent with the past practices of Dr. Zweig and his Associates and the Advisers (the "Services"). Zweig Consulting also agrees not to provide Services to any "competing business." The Advisers and Zweig Consulting also agree to mutual confidentiality provisions pursuant to the Servicing Agreement.

     The Servicing Agreement shall be effective following the consummation of the Acquisition upon shareholder approval and shall continue until the third anniversary following consummation of the Acquisition. The Advisers may terminate the Servicing Agreement immediately for cause, in the event of Dr. Zweig's death or disability, or upon 30 days' notice. With respect to each Portfolio, unless sooner terminated, the Servicing Agreement will continue in effect for two years, and thereafter until terminated, provided that the continuation of the Servicing Agreement and the terms thereof are specifically approved after the initial term at least annually in accordance with the requirements of the 1940 Act by a majority of the Portfolio's outstanding voting securities or by a majority of the Board, and, in any event, by a majority of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"). In addition, with respect to each Portfolio, the Servicing Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, upon not less than sixty 60 days' written notice. With respect to each Portfolio, the Servicing Agreement shall automatically terminate upon its assignment or the termination of the respective New Sub-Advisory Agreement. The continuation of a New Sub-Advisory Agreement, however, will not be dependent on the continuation of the Servicing Agreement.

     Zweig/Glaser Advisers, and not the Fund or the Manager, will be responsible for compensating Zweig Consulting for its services. The Portfolios will not incur any new or additional costs under the Servicing Agreement. The Advisers agree, on a joint and several basis, to pay Zweig Consulting on a monthly basis, an annual consulting fee of $2,500,000 ("Consulting Fees"). The Consulting Fees shall be allocated among the Advisers based on the assets of the investment companies managed by each of the Advisers. Zweig Consulting also receives research benefits along with the Advisers from the brokerage transactions for the clients' accounts by the Advisers in accordance with the provisions of
Section 28(e) of the 1934 Act.

INFORMATION CONCERNING ZWEIG CONSULTING LLC

     Zweig Consulting is a New York limited liability company. The principal controlling owner is Dr. Zweig. The address of Zweig Consulting is 900 Third Avenue, New York, New York 10022. The names and principal occupations of the principal executive officers of Zweig Consulting are set forth below. The address of each, as it relates to his duties with Zweig Consulting, is the same as that of Zweig Consulting.

--------------------------------------------------------------------------------
                         Position with
 Name                  Zweig Consulting  Principal Occupation
--------------------------------------------------------------------------------
 Martin E. Zweig.....  President         Chairman Zweig/Glaser Advisers and
                                         Euclid Advisors LLC; Managing
                                         Director, Zweig-DiMenna Associates
                                         LLC; President and Director, Gotham
                                         Advisors, Inc., Zweig Total Return
                                         Advisors, Inc. and Zweig Advisors
                                         Inc.; Shareholder, Zweig Securities,
                                         Inc.; Chairman, President and
                                         Director, The Zweig Total Return
                                         Fund, Inc.; and President, Zweig
                                         Associates, Inc., and Zweig Series
                                         Trust
--------------------------------------------------------------------------------
 Anthony R. Berkman..  Senior Vice       Research Analyst, Zweig Advisors
                       President         Inc., Zweig Total Return Advisors,
                                         Inc., Zweig/Glaser Advisers, Zweig
                                         Associates, Inc. and Zweig-DiMenna
                                         International Managers, Inc.
--------------------------------------------------------------------------------
 Andrew A. Salamy....  Senior Vice       Research Analyst, Zweig Advisors
                       President         Inc., Zweig Associates, Inc. and
                                         Zweig-DiMenna International Managers,
                                         Inc.
--------------------------------------------------------------------------------
 Michael N. Schaus...  Senior Vice       Research Analyst, Zweig Advisors
                       President         Inc., Zweig Total Return Advisors,
                                         Inc., Zweig/Glaser Advisers, Zweig
                                         Associates, Inc., Gotham Advisors,
                                         Inc. and Zweig-DiMenna International
                                         Managers, Inc.
--------------------------------------------------------------------------------

     Following the consummation of the Acquisition, and upon shareholder approval, Messrs. Zweig, Berkman, Salamy and Schaus will provide their services through Zweig Consulting and the Servicing Agreement.

CONSIDERATIONS OF THE BOARD OF DIRECTORS

     The Board of Directors, including the Independent Directors, determined that the terms of the New Agreements are fair and reasonable and that the approval of the New Agreements on behalf of each Portfolio is in the best interests of the Portfolio and its shareholders.

     In determining to approve each of the New Agreements, the Directors evaluated all factors they deemed relevant with respect to each Portfolio. These factors included the nature and extent of the services rendered and to be rendered by Zweig/Glaser Advisers and Zweig Consulting, that the sub-advisory fee rate payable by the Manager to Zweig/Glaser Advisers would not differ from the fee rate currently payable to Zweig/Glaser Advisers, that Zweig/Glaser Advisers, and not the Fund or the Manager, will be responsible for compensating Zweig Consulting under the Servicing Agreement, and that Zweig/Glaser Advisers, with Zweig Consulting, would continue to provide the same services to the Portfolios under the New Agreements as Zweig/Glaser Advisers currently provides under the Current Sub-Advisory Agreements. The Directors also considered alternatives for obtaining sub-advisory services for the Portfolios.

     Prior to a meeting of the full Board to consider the matter, representatives of the Board held an in-person meeting with senior management of Zweig/Glaser Advisers, including Dr. Zweig and Mr. Glaser. At that meeting, the Board's representatives discussed with Zweig/Glaser Advisers the Portfolios' prior performance history, and the historical results achieved by Dr. Zweig's investment models. They received a lengthy presentation with respect to proposed investment operations of Zweig/Glaser Advisers both in connection with the Acquisition, and in terms of Zweig/Glaser Advisers' market outlook and application of investment models and philosophy generally.

     At a meeting of the Board on February 12, 1999, following a report by the Board representatives who had participated in the above-referenced meeting with senior management of Zweig/Glaser Advisers, a representative of Zweig/Glaser Advisers made a presentation to the full Board. The representative provided information to the Board to the effect that

Zweig/Glaser Advisers would retain its investment philosophy and process, and provided assurances as to continuity of key personnel. The Board also received information relating to the anticipated financial condition and resources of Zweig/Glaser Advisers, Zweig Consulting and Phoenix following the Acquisition. The Zweig/Glaser Advisers representative also stated that under the New Agreements Zweig/Glaser Advisers would continue to provide the same nature and quality of services as currently provided and assured the Board that there would be no diminution in the nature or quality of services to be rendered by Zweig/Glaser Advisers following consummation of the Acquisition. In addition, the Board considered comparative information respecting fees and expenses incurred by other mutual funds with investment objectives similar to those of
the Portfolios.   The Directors also considered possible benefits derived by
Zweig/Glaser Advisers and its affiliates, including information derived from previous reports concerning brokerage commissions paid to Zweig Securities and soft dollar arrangements under which brokers provided research to Zweig/Glaser Advisers in return for allocation of Portfolio brokerage.

     AT ITS MEETING ON FEBRUARY 12, 1999, THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, AFTER TAKING INTO ACCOUNT THE CONSIDERATIONS DESCRIBED ABOVE, UNANIMOUSLY APPROVED THE NEW SUB-ADVISORY AGREEMENTS AND SERVICING AGREEMENT AND RECOMMENDED THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS AND SERVICING AGREEMENT.

VOTE REQUIRED FOR PROPOSAL NO. 1

     Shareholders of each Portfolio vote separately on whether to approve (a) the New Sub-Advisory Agreement and (b) the Servicing Agreement with respect to that Portfolio. Approval of Proposal No. 1 with respect to each Portfolio requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio with respect to BOTH Proposal No. 1 (a) and 1 (b). This means that a vote AGAINST either Proposal No. 1(a) or 1(b) with respect to a Portfolio will constitute a vote AGAINST both Proposal No. 1(a) and 1(b) for that Portfolio. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio represented at the Meeting if more than 50% of such shares are represented.

     IF PROPOSAL NO. 1(a) AND 1(b) ARE NOT APPROVED BY THE SHAREHOLDERS OF A PORTFOLIO, THE MANAGER AND THE BOARD OF DIRECTORS WOULD CONSIDER AVAILABLE ALTERNATIVES FOR THAT PORTFOLIO, SINCE THE CURRENT SUB-ADVISORY AGREEMENT WILL TERMINATE.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR PROPOSAL NO. 1(a) AND 1(b).

                                 GENERAL INFORMATION

MANAGER

     Integrity Capital Advisors, Inc., 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, acts as the Fund's investment manager.

DISTRIBUTOR

     Pursuant to a distribution agreement dated May 8, 1998, ARM Securities Corporation ("ARM Securities") acts without remuneration as the Fund's agent for distribution of the Portfolio's shares. ARM Securities is a wholly-owned subsidiary of ARM. Shares of the Fund and the Portfolios are sold only to separate accounts of Integrity and National Integrity. ARM Securities' address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT

     Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105, acts as the Fund's transfer agent, dividend disbursing agent and recordkeeping agent.

OTHER MATTERS

     The Board of Directors of the Fund does not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, proxies will vote on such matters in their discretion.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Fund will furnish, without charge, a copy of the most recent Annual and Semi-Annual Reports to contract owners. Copies of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 1-800-325-8583.

SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Articles of Incorporation.

A shareholder proposal to be considered for inclusion in the proxy statement at any meeting of shareholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                        Respectfully Submitted,


                                        Kevin L. Howard
                                        Secretary


Dated:    February 26, 1999

CONTRACT HOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                      EXHIBIT A

                                      FORM OF
                               SUB-ADVISORY AGREEMENT

       (Additions to, and deletions from, the Current Sub-Advisory Agreement appear in [***]underlined text[***] and [*]strikethrough[*] text, respectively.)

AGREEMENT, made this ___ day of __________, 1999, between Integrity Capital Advisors, Inc. (MANAGER), a Delaware corporation, and Zweig/Glaser Advisers, a New York partnership [***](the SUB-ADVISER).[***]

WHEREAS, Manager, a wholly-owned subsidiary of ARM Financial Group, Inc., is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT);

WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

WHEREAS, pursuant to a Management Agreement dated July 10, 1998 (the MANAGEMENT AGREEMENT), Manager acts as Investment Manager to The Legends Fund, Inc. (the FUND), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT);

WHEREAS, the Fund is authorized to issue multiple series of shares, each such series representing a separate portfolio of securities and investments; and

WHEREAS, Manager desires to retain the Sub-Adviser to furnish investment advisory services to the Zweig ______________________ Portfolio of the Fund (the PORTFOLIO), and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

NOW, THEREFORE, based on the premises and the consideration set forth herein, Manager and the Sub-Adviser agree as follows:

SECTION 1. INVESTMENT ADVISORY SERVICES.

Subject to the supervision of the Fund's Board of Directors and Manager, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). Manager agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

[***]Subject to the requirements of the 1940 Act, the Sub-Adviser is authorized to employ, retain or otherwise avail itself of the services or facilities of other persons or organizations, for the purpose of providing the Sub-Adviser or the Portfolio with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's responsibilities hereunder or otherwise helpful to the Portfolio or in the discharge of the Sub-Adviser's overall responsibilities with respect to other accounts that the Sub-Adviser or its affiliates serve as portfolio manager. To the extent the Sub-Adviser employs, retains or otherwise avails itself of the services or facilities of other persons or organizations in connection with the performance of the Sub-Adviser's responsibilities with respect to the Portfolio, the Sub-Adviser shall remain fully liable hereunder as though it had performed such services or provided such facilities itself, and its responsibilities and obligations hereunder shall in no way be reduced.[***]

The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Manager or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Manager.

(b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

(d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser, together with Manager, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) Cusip or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Sub-Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Manager.

(e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolios's securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

(f) The Sub-Adviser will make available to the Fund and Manager, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to the Portfolio as the Directors and Manager may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Manager on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

(h) The Sub-Adviser will provide information and reports to Manager as Manager shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

SECTION 2. BROKER-DEALER SELECTION.

The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Manager and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

SECTION 3. RECORDS, REPORTS, ETC.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Manager's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

SECTION 4. PAYMENT OF EXPENSES.

The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

SECTION 5. COMPENSATION FOR SERVICES.

Manager will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of ___% of the average daily net assets of the Portfolio from the management fee actually received by Manager from the Fund; provided, however, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Manager by the Portfolio shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Fund to Manager pursuant to the Management Agreement and as specified in the Fund's Registration Statement.

SECTION 6. LIABILITY FOR SERVICES.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and Manager agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

SECTION 7. INDEMNIFICATION BY SUB-ADVISER.

The Sub-Adviser agrees to indemnify and hold harmless Manager against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Manager may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Manager's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Manager of its duties. The foregoing indemnification shall be in addition to any rights that Manager may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Manager, be controlled by Manager or be under common control with Manager and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Manager's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 8. INDEMNIFICATION BY MANAGER.

Manager agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Manager of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Manager or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Manager shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Manager's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Manager's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 9. NOTICE AND DEFENSE OR PROCEEDINGS, ETC.

Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.

SECTION 10. REPRESENTATIONS AND WARRANTIES; COVENANTS.

(a) The Sub-Adviser hereby represents and warrants as follows:

(i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Portfolio or information relating, directly or indirectly, to the Sub-Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

(iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law;

(iv) The Sub-Adviser shall promptly notify Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Manager and the Fund promptly with respect to written material that has been provided to the Fund or Manager by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading; and

(v) If the Sub-Adviser is a partnership, the Sub-Adviser shall notify the Fund and Manager of any change in membership within a reasonable time after such change.

SECTION 11. EXCLUSIVITY OF SERVICES AND USE OF NAMES.

The Sub-Adviser acknowledges that a fundamental marketing feature of the variable annuity contracts and certificates offered through Integrity Life Insurance Company (INTEGRITY)and National Integrity Life Insurance

Company (NATIONAL INTEGRITY), a wholly-owned subsidiary of Integrity, under which contributions may be allocated to separate accounts of Integrity and National Integrity for the purchase of shares of the Portfolio is the fact that the Sub-Adviser provides investment advisory services to the Portfolio. [*]In recognition thereof and of the costs incurred by the Fund and Manager in establishing the Portfolio and registering the Fund as an investment company, the Sub-Adviser agrees that from the date of this Agreement until the earlier of (i) six months after the date Integrity and National Integrity begin offering to the public variable annuity contracts and certificates funded in whole or in part by the Portfolio or (ii) ______________, 199__, the Sub-Adviser and the Sub-Adviser's affiliates shall not provide investment advisory services to any registered investment company or portfolio thereof which has investment objectives and policies substantially similar to those of the Portfolio and which serves as a funding vehicle for any variable annuity product (excluding advisory arrangements in existence on the date of this Agreement) without the prior written approval of the Fund, Integrity and National Integrity. The Sub-Adviser acknowledges that a breach of this provision may irreparably harm the Fund, Integrity or National Integrity. In the event of a breach of this provision, the Fund, Integrity or National Integrity shall be entitled to injunctive relief, to enforcement by specific performance of this Agreement, and to actual and punitive damages.[*]

The Sub-Adviser further acknowledges and agrees that the names THE LEGENDS FUND and PINNACLE, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Fund, Manager and its affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names THE LEGENDS FUND and PINNACLE, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

Manager acknowledges that "Zweig" (the [*]SUB-ADVISER'S NAME[*] NAME), [*] the is a property right of the Sub-Adviser the individual whose name, is understood to be[*]) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser[***], the[***] [*] Sub-Adviser's name[*] [***]Name[***] is a property right of the Sub-Adviser[***],[***][*]and/or[*] [***]the individual whose name[***] [*]is part of the Sub-Adviser's name[*] [***]includes the Name and/or an affiliate of the Sub-Adviser or such individual (collectively, the OWNER), and[***] [*] and the Sub-Adviser's name in the name of the Portfolio[*] [***]the Sub-Adviser represents that the Name[***] in the name of the Portfolio is understood to be used by the Fund with the Owner's consent. The Sub-Adviser hereby [***]represents that the Fund is granted the[***] [*]grants to the Fund a[*] [***]non-exclusive license to use the[***] [*]Sub-Adviser's name[*] Name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use [*]such name[*] [***]the Name[***]only so long as [*](i)[*] the Sub-Adviser shall be retained as the investment sub-adviser of the Portfolio pursuant to the terms of this Agreement[*], and (ii) the principal shall continue to be affiliated with the Sub-Adviser.[*] Any such use by the Fund shall in no way prevent the [*]Sub-Adviser or its principal[*]
 [***]Owner[***] or any of its [*]or his[*] successors or assigns from using or permitting the use of the [*]Sub-Adviser's or the principal's name[*] [***] Name[***] along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business in any manner[*], except for the six month period as described in the first paragraph of this Section[*][***].[***]

Manager acknowledges that the Fund shall use the [*]Sub-Adviser's and principal's names[*] [***]Name[***] in the name of the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Sub-[***]Adviser[***] and [*]its principal[*] [***]Owner and[***] that the Fund's rights in the [*]Sub-Adviser's and principal's name[*] [***] Name[***] are limited to its use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Portfolio [*]or the principal shall cease to be affiliated with the Sub-Adviser[*], then Fund at its own expense, upon the Sub-Adviser's [*]or the principal's[*] written request:

(i) shall cease to use the [*]Sub-Adviser's or principal's name, as the case may be, or any combination thereof[*] [***]Name[***] as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

(ii) shall on all letterheads and other materials designed to be read or used by salesmen, distributors or investors, state in a prominent position and prominent type that the Sub-Adviser has ceased to be the investment sub-adviser of the Portfolio [*]or that the principal has ceased to be affiliated with the Sub-Adviser, as the case may be;[*][***],[***] and

(iii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser [*]or the principal[*] all rights which the Fund may have to [*]such name[*] [***]the Name.[***] Manager agrees to take any all actions as may be necessary or desirable to effect the foregoing.

The Sub-Adviser hereby agrees and consents to the use of the [*]Sub-Adviser's name and that of the principal[*] [***]Name[***] upon the foregoing terms and conditions.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT, WAIVER.

This Agreement supersedes all prior agreements between the parties and constitutes the entire agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

Unless sooner terminated, this Agreement shall continue in effect for [*]two years[*] [***]an initial two-year period[***] and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by vote of a majority of the Directors of the Fund [***]or by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act), as well as, in either case, by vote of[***] [*]including[*] a majority of the Directors who are not interested persons of the Sub-Adviser, Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Manager, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and Manager, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

This Agreement shall automatically terminate in the event of its assignment or the termination of the

Management Agreement pertaining to the Portfolio. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto.

The provisions of paragraphs 6, 7, 8, 9 and 11 shall survive the termination of this Agreement, except that if Manager or the Fund terminates the Agreement, the first paragraph of Section 11 shall not survive termination.

SECTION 15. DEFINITIONS.

The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

SECTION 17. COUNTERPARTS.

This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, authorized officers of Manager and the Sub-Adviser have executed this Agreement as of the day and year first written above.

INTEGRITY CAPITAL ADVISORS, INC.

By:
   -------------------------------------


Attest:
       ---------------------------------


ZWEIG/GLASER ADVISERS


By:
   -------------------------------------

Attest:
       ---------------------------------

                                    EXHIBIT B

                               SERVICING AGREEMENT

          THIS SERVICING AGREEMENT is made and entered into as of this ___ day of __________, 1999 by and among Zweig/Glaser Advisers, a New York general partnership, Zweig Total Return Advisors, Inc., a Delaware corporation, and Zweig Advisors Inc., a Delaware corporation (collectively, the "Company"), and Zweig Consulting LLC, a New York limited liability company ("Zweig").

          WHEREAS Phoenix Investment Partners, Ltd., a Delaware corporation ("Phoenix"), has entered into an Acquisition Agreement (the "Acquisition Agreement") with Zweig/Glaser Advisers, a New York general partnership, Euclid Advisors LLC, a New York limited liability company, Zweig Advisors Inc., a Delaware corporation, Zweig Total Return Advisors, Inc., a Delaware corporation, and Zweig Securities Corp., a New York corporation (collectively, the "Sellers"), and the Equityholders named therein providing for, among other things, the acquisition of all of the capital stock and partnership interests of the Companies by Phoenix and/or one or more wholly-owned subsidiaries of Phoenix (capitalized terms defined in the Acquisition Agreement and not otherwise defined herein are used herein with such defined meanings);

          WHEREAS Zweig has heretofore performed services to the Company and the Company is desirous of obtaining certain services and Martin E. Zweig, as the President of Zweig (the "President"), has indicated to the Company that he and his designated research associates (the "Associates") will provide the Company and its Affiliates with such services as are specified in this Agreement; and

          WHEREAS the Company and Zweig have provided investment advisory services to investment companies registered under the Investment Company Act of 1940 (each a "Fund" and collectively "Funds") and desire to continue to provide those investment advisory services;

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound, agree as follows:

1. SERVICES

          1.1 For this engagement, the President and the Associates will devote their skill and approximately one-half of their full working time consistent with the practices of Zweig prior to the Closing Date, to the business and affairs of the Company and its Affiliates and to the promotion of its and their interests, in particular, performing asset allocation research and analysis and providing advice thereon at a level and in a manner consistent with the practices of Zweig and the Company prior to the Closing Date (the "Services"). The Services will be performed by the President and the Associates in a manner and at a level consistent with the practices of Zweig and the Company prior to the Closing Date. This Agreement shall be effective as of the Closing Date for the term described in Section 2 below.

          1.2 The Services will be provided to the Company and its Affiliates during normal business hours at the offices of the Company in New York City or at such other times and places mutually agreed upon and reasonably convenient to both parties, taking into account the nature, exigencies and reasons for the assistance required.

          1.3 Notwithstanding Section 1.2, but subject to all of the other terms and conditions of this Agreement, including in particular Sections 4 and 13, Zweig may continue to provide consulting services (whether in a managerial, employee, consultant or other capacity) to the Affiliated Investment Partnership Management Companies and the related investment partnerships and Watermark Securities, Inc. and their successor or affiliate entities, as may exist from time to time; PROVIDED, HOWEVER, that in no event may Zweig provide services to any "Competing Business" as defined in the Noncompetition/Nonsolicitation Agreement dated the date hereof between the President and Phoenix (the "Noncompetition/Nonsolicitation Agreement"). The President shall also continue to be permitted to serve as the President of Zweig Series Trust, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

2. TERM

          2.1 This Agreement shall be effective as of the Closing Date and shall continue until the third anniversary thereof (the "Term") or such earlier date as provided in Section 2.2; and with respect to any Fund, unless sooner terminated, this Agreement shall continue in effect for two years, and thereafter until terminated, provided that the continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the Investment Company Act of 1940 by a majority of such Fund's outstanding voting securities or a majority of its board of directors or trustees, and, in any event, by a majority of the directors or trustees who are not "interested persons", as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval.

          2.2 The Company may terminate this Agreement immediately for Cause and in the event of the President's death or Disability, and upon 30 days' notice in the event of termination without Cause; and with respect to any Fund, this Agreement may be terminated at any time, without payment of any penalty, by the board of directors or trustees of that Fund, or by a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund to which this Agreement is applicable, upon not less than sixty (60) days' written notice. With respect to any Fund, this Agreement shall automatically terminate in the event of its assignment, within the meaning of the Investment Company Act of 1940, unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission, and shall automatically terminate upon the termination of the Fund's investment advisory agreement with the company that serves as its investment adviser.

          2.3 Upon termination of this Agreement by the Company for Cause or in the event of the President's death or Disability, the Company's payment to Zweig of fees earned to the date of such termination shall be in full satisfaction of all claims against the Company under this

Agreement. If Zweig's engagement with the Company hereunder is terminated by the Company other than for Cause or the President's death or Disability, the Company shall continue to pay to Zweig the Consulting Fees at a rate equal to the average of the monthly Consulting Fees for the six months immediately preceding the month in which such termination occurred (or for the number of months in the Term that have elapsed as of the date of termination, if fewer) for the remainder of the Term.

          2.4 (i) For purposes of this Agreement, a termination of Zweig's engagement hereunder is for "Cause" if the termination is evidenced by a reasonable determination made by the Chief Executive Officer of Phoenix that:
(a) Zweig has willfully neglected its assigned duties with the Company, which neglect has continued for a period of at least thirty (30) days after a written notice of such neglect was delivered to the President specifying the claimed neglect, (b) the President has been enjoined (other than temporary suspensions of not more than ninety-one (91) days) by the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any other industry regulatory authority from working in the investment advisory or securities industry, (c) the President has been convicted by a court of competent jurisdiction of, or has pleaded guilty or NOLO CONTENDERE to, any felony or misdemeanor involving an investment or investment-related business,
(d) Zweig has engaged in a continuing violation of a material provision of this Agreement, which violation has continued for a period of at least thirty (30) days after a written notice of such violation was delivered to the President specifying the claimed violation, or (e) the President has breached the Noncompetition/Nonsolicitation Agreement.

          (ii) For purposes of this Agreement, "Disability" means the President's inability to perform the services he is required to perform under this Agreement by reason of sickness, accident, injury, illness or any similar event and which condition has existed for at least 180 consecutive days, or for such shorter periods aggregating 180 days during any twelve month period.

3. COMPENSATION

          3.1 During the Term, for the Services to be provided by Zweig under this Agreement, the Company agrees, on a joint and several basis, to pay Zweig an annual consulting fee of $2,500,000 (the "Consulting Fees"). The Consulting Fees shall be payable monthly in arrears on the fifth day of each month. The Company shall allocate the Consulting Fees among the advisers comprising the Company based on assets of each Fund managed by such advisers.

          3.2 The Company shall provide or share with Zweig research information, benefits and services, as defined in Section 28(e) of the Securities Exchange Act of 1934, that results from brokerage transactions implemented by the Company for the benefit of its clients.

          3.3 The Company shall not have any liability with respect to the compensation of employees retained by Zweig or by any affiliated entities.

          3.4 Subject to the provisions of Section 2.3 hereof, upon termination of this engagement for any reason, the Company shall have no further obligations under this Agreement, but Zweig shall continue to be bound by Section 4 and the Company shall continue to be bound by Section 5 hereof.

4. CONFIDENTIALITY OF ZWEIG

          4.1 Zweig shall not at any time during the period of its engagement with the Company hereunder or after the termination thereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as hereinafter defined) except in connection with the performance of its duties hereunder. Any records of Confidential Information prepared by Zweig or which come into its possession during the term of this Agreement are and remain the property of the Company or its Affiliates, as the case may be, and upon termination of the engagement all such records and copies thereof shall be either left with or returned to such entity. Confidential Information may be shared among the President and the Associates or other employees of entities controlled by the President on a need to know basis for purposes of providing the Services to the Company and its Affiliates hereunder. Such Associates and any other employees shall be informed of the confidential nature of such Confidential Information, the President shall direct such Associates and any other employees to treat such information confidentially and the President will be responsible for any breach of this
Section 4.1 by himself and by any persons to whom the President provides any Confidential Information. Notwithstanding anything contained herein to the contrary, the Company acknowledges that services overlapping or similar to the Services provided by Zweig, the President and the Associates hereunder are also performed on behalf of the Affiliates of Zweig and such Services are often not exclusively performed by Zweig, the President and the Associates for the Company. Consequently, the work product resulting from the Services is often generated on behalf of both the Company and its Affiliates and the Affiliates of Zweig and is shared among the employees of these entities (the "Shared Work Product"). The Company further acknowledges that the Confidential Information that generates such Shared Work Product may become known to the employees of Zweig's Affiliates. The Company hereby agrees that the disclosure of Confidential Information to the employees of the Zweig Affiliates who shall be deemed employees covered by the fourth sentence of this Section 4.1, to the extent such disclosure is necessary to generate any Shared Work Product, and the use of Shared Work Product by the employees of the Zweig Affiliates, shall in no event be deemed a breach of this Agreement.

          4.2 The term "Confidential Information" includes, but is not limited to, the following items, whether existing now or created in the future and whether or not subject to trade secret or other statutory protection: (a) all knowledge or information concerning the business, operations and assets of the Company and its Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer and client lists; financial plans, projections and reports; and investment company programs, plans and products; (b) all property owned, licensed and/or developed for the Company and/or its Affiliates or any of their respective clients and not readily available to the public, such as computer systems, programs and software devices, including information about the design, methodology and documentation therefor; (c) information about or personal to the Company's and/or its Affiliates' clients; (d) information, materials, products or other tangible or intangible assets in the Company's and/or its Affiliates' possession or under any of their control which is proprietary to, or confidential to or about, any other person or entity; and (e) records and repositories of all of the foregoing, in whatever form maintained.

          The foregoing notwithstanding, the following shall not be considered Confidential Information: (aa) general skills and experience gained by providing service to the Company; (bb) information publicly available or generally known within the Company's trade or industry; (cc) information independently developed by the President or the Associates other than in the course of the performance of their duties which are exclusive to the Company hereunder; and (dd) information which becomes available to the President or the Associates on a non-confidential basis from sources other than the Company or its Affiliates, PROVIDED the President or the Associates do not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information. Failure to mark any material or information "confidential" shall not affect the confidential nature thereof. All the terms of this Section 4 shall survive the termination of this Agreement. The obligations hereunder shall be in addition to, and not in limitation of, any other obligations of confidentiality the President or the Associates may have to the Company.

          4.3 At any time when so requested, and upon termination of the engagement under this Agreement for any reason whatsoever and irrespective of whether such termination is voluntary on Zweig's part or not, Zweig will deliver to the Company all information in its possession (whether or not Confidential Information) pertaining exclusively to the Company or any of its Affiliates and, to the extent any such information is Shared Work Product, shall provide copies to the Company with the understanding that Zweig and its Affiliates shall also retain copies of such information.

5. CONFIDENTIALITY OF THE COMPANY

          5.1 The Company and its Affiliates and their respective employees shall not at any time during the period of Zweig's engagement with the Company hereunder or after the termination thereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Zweig Confidential Information (as hereinafter defined). It is expressly understood that Shared Work Product may be shared among the Company and its Affiliates and their respective employees. The Company and its Affiliates and their respective employees shall be informed of the confidential nature of the Zweig Confidential Information, the Company shall direct such employees to treat such information confidentially and the Company will be responsible for any breach of this
Section 5.1 by its employees.

          5.2 The term "Zweig Confidential Information" includes, but is not limited to, the following items, whether existing now or created in the future and whether or not subject to trade secret or other statutory protection: (a) all knowledge or information concerning the business, operations and assets of Zweig and its Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer and client lists; financial plans, projections and reports; and investment company programs, plans and products; (b) all property owned, licensed and/or developed for Zweig and/or its Affiliates or any of their respective clients and not readily available to the public, such as computer systems, programs and software devices, including information about the design, methodology and documentation therefor; (c) information about or personal to Zweig's and/or its Affiliates' clients; (d) information, materials, products or other tangible or intangible assets in Zweig's and/or its Affiliates' possession or under any of their control which is proprietary to, or confidential to or about, any other person or entity; and (e) records and repositories of all of the foregoing, in whatever form maintained.

          The foregoing notwithstanding, the following shall not be considered Zweig Confidential Information: (aa) general skills and experience gained by providing service to the Company and its Affiliates; (bb) information publicly available or generally known within Zweig's trade or industry; (cc) information independently developed by the Company and its Affiliates and their respective employees; and (dd) information which becomes available to the Company and its Affiliates and their respective employees on a non-confidential basis from sources other than Zweig, PROVIDED the Company and its Affiliates and their respective employees do not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information. All the terms of this Section 5 shall survive the termination of this Agreement.


6. OWNERSHIP OF DOCUMENTS

          All memoranda, papers, letters, notes, notebooks and all copies thereof relating exclusively to the business or affairs of the Company that are generated by Zweig or that come into its possession, in each case in connection with its performance of Services to the Company under this Agreement, shall be held by Zweig as the Company property and shall be delivered by Zweig to the Company as the Company may request. To the extent any such memoranda, papers, letters, notes and notebooks are the product of Zweig Confidential Information or are Shared Work Product, the Company understands and agrees that Zweig and its Affiliates shall also retain copies of such documentation and information.

7. PRIOR NEGOTIATIONS AND AGREEMENTS

          This Agreement contains the complete agreement concerning the servicing arrangement between the parties. This Agreement may only be altered, amended or rescinded by a duly executed written agreement.

8. JURISDICTION

          This Agreement shall be construed in accordance with and governed by the laws of the State of New York governing contracts entered into and to be performed entirely within New

York without regard to any conflict of law rules and both parties consent to the jurisdiction of the courts of New York.

9. PERFORMANCE WAIVERS

          Waiver of performance of any obligation by either party shall not constitute a waiver of performance of any other obligations or constitute future waiver of the same obligation.

10. SEVERABILITY

          If any section, subsection, clause or sentence of this Agreement shall be deemed illegal, invalid or unenforceable under any applicable law, actually applied by any court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the legality, validity and enforceability of this Agreement or any other section, subsection, clause or sentence thereof. Where, however, the provisions of any applicable law may be waived, they are hereby waived by the parties to the full extent permitted by such law to the end that this Agreement shall be a valid and binding agreement enforceable in accordance with its terms.

11. ASSIGNMENT

          This Agreement shall inure to the benefit of and be binding upon the Company and its successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) and assigns, and upon Zweig and its successors and assigns (whether direct or indirect, by purchase, merger, consolidation or otherwise). Except as provided in Section 2.2, this Agreement shall not be assignable by Zweig other than with the express written consent of the Company which shall not be unreasonably denied. The reorganization of Zweig and its affiliated entities, such that the Services of the President and the Associates are provided through an affiliated entity, shall not constitute a breach, assignment or termination of this Agreement by Zweig.

12. NOTICES

          All notices under this Agreement shall be in writing and shall be deemed to have been given at the time when mailed by registered or certified mail, addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice:

To the Company:   Zweig/Glaser Advisers
                  900 Third Avenue
                  New York, New York  10022
                  Attention:  Eugene Glaser

With copy to:     Phoenix Investment Partners, Ltd.
                  56 Prospect Street

                  Hartford, Connecticut  06115-0480
                  Attention:  Thomas N. Steenburg, Esq.
                  Senior Vice President and General Counsel

To Zweig:         Zweig Consulting LLC
                  900 Third Avenue
                  New York, New York  10022
                  Attention:  Martin E. Zweig

PROVIDED, HOWEVER, that any notice of change of address shall be effective only upon receipt.

13. MISCELLANEOUS

          The President hereby represents and warrants that this Agreement (i) is valid, binding and enforceable in accordance with its terms and (ii) does not conflict with any other agreement to which he is a party, including any agreement with the Affiliated Investment Partnership Management Companies and the related investment partnerships and Watermark Securities, Inc.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      Very truly yours,

                                      ZWEIG/GLASER ADVISERS

                                      By:__________________________________
                                      Name:
                                      Title:

                                      ZWEIG TOTAL RETURN ADVISORS, INC.

                                      By:__________________________________
                                      Name:
                                      Title:

                                      ZWEIG ADVISORS INC.

                                      By:__________________________________
                                      Name:
                                      Title:

ACCEPTED AND AGREED TO:

ZWEIG CONSULTING LLC

By:__________________________________
Name:  Martin E. Zweig
Title: President

ACCEPTED AND AGREED TO AS
         TO SECTIONS 4.1 and 13:

_____________________________________
Martin E. Zweig

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                               THE LEGENDS FUND, INC.
                          ZWEIG ASSET ALLOCATION PORTFOLIO
                         ZWEIG EQUITY (SMALL CAP) PORTFOLIO




   INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER / /
                         USING BLUE OR BLACK INK OR DARK PENCIL.
                              PLEASE DO NOT USE RED INK

--------------------------------------------------------------------------------

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT HOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR ALL PROPOSALS.   PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION
OF THE PROPOSALS.




                                                   FOR      AGAINST    ABSTAIN




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

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1    (a)  To approve a new sub-advisory             / /        / /       / /
          agreement between Integrity Capital
          Advisers, Inc. and Zweig/Glaser
          Advisers;

     (b)  To approve a new sub-advisory             / /        / /       / /
          servicing agreement by and among
          Zweig/Glaser Advisers, certain of its
          affiliates and Zweig Consulting LLC.

     (A vote "Against" or an "Abstain" vote
     on either 1(a) or 1(b) constitutes an
     "Against" vote on both.)


2    To transact such other matters as may
     properly come before the Meeting or any
     adjournment thereof.

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[Name of Portfolio to be inserted by proxy solicitor.]

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



THESE VOTING INSTRUCTIONS ARE SOLICITED BY INTEGRITY LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE DIRECTORS OF THE LEGENDS FUND, INC. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF FEBRUARY 19, 1999.


The undersigned hereby instructs Integrity Life Insurance Company to vote the shares of The Legends Fund, Inc. (the "Fund") attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the Fund's offices, 515 West Market Street, Louisville, Kentucky 40202 at 3:00 p.m., Eastern Time, March 30, 1999, and any adjournments thereof, as indicated on the reverse side.

                                                            Dated:



                              PLEASE SIGN IN BOX BELOW


If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                                        ----------------------------------------

                                        ----------------------------------------
                                        Signature(s) Title(s), if applicable






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



[Name of Portfolio to be inserted by proxy solicitor.]

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



THESE VOTING INSTRUCTIONS ARE SOLICITED BY NATIONAL INTEGRITY LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE DIRECTORS OF THE LEGENDS FUND, INC. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF FEBRUARY 19, 1999.


The undersigned hereby instructs National Integrity Life Insurance Company to vote the shares of The Legends Fund, Inc. (the "Fund") attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the Fund's offices, 515 West Market Street, Louisville, Kentucky 40202 at 3:00 p.m., Eastern Time, March 30, 1999, and any adjournments thereof, as indicated on the reverse side.

                                                       Dated:




                              PLEASE SIGN IN BOX BELOW


If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.




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




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                                        ----------------------------------------

                                        ----------------------------------------
                                        Signature(s) Title(s), if applicable






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